239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Third Quarter 2024 Earnings Supplement NASDAQ: MRBK

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "will", “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” "project", or similar expressions generally indicate a forward-looking statement. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: Local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; Volatility and disruption in national and international financial markets; Adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; Government intervention in the U.S. financial system; Changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; Our ability to manage our commercial real estate exposure; Changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; The effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; Inflation, interest rate, securities market and monetary fluctuations; The effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; Impairment of our goodwill or other intangible assets; Acts of God or of war or terrorism; Changes in consumer spending, borrowings and savings habits; Changes in the financial performance and/or condition of our borrowers; Technological changes, including the rise of AI as a commonly used resource; The cost and effects of cyber incidents or other failures, interruption or security breaches of our systems or those of third-party providers; Acquisitions and integration of acquired businesses; Our ability to increase market share and control expenses; Our ability to attract and retain qualified employees; Changes in the competitive environment in our markets and among banking organizations and other financial service providers; The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the PCAOB, the FASB and other accounting standard setters; Changes in the reliability of our vendors, internal control systems or information systems; Changes in our liquidity position; Changes in our organization, compensation and benefit plans; The costs and effects of legal and regulatory developments, the resolution of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; Greater than expected costs or difficulties related to the integration of new products and lines of business; Our success at managing the risks involved in the foregoing items. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review the Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. The Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Corporation or by or on behalf of Meridian Bank, except as may be required under applicable laws.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation MRBK INVESTMENT HIGHLIGHTS "Go to" bank in the Delaware Valley Valuable customer base trained to solely use electronic channel. Regional presence with a community touch. Focus on Commercial, CRE and SBA lending - 80% of loan book. Comfortably handle all but the largest companies. Skilled management team with extensive in-market experience. Demonstrated organic growth engine in diversified loan segments. Strong sales culture that capitalizes on market disruption.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Regional Market • Serves PA, NJ, DE & MD • Philadelphia MSA is 8th largest in the US Satellite Commercial Loan Production Office Naples, FL Reaches broad SW FL market HQ in Malvern, PA • 6 full service branches • Main office in Wayne, PA • 9 mortgage loan production offices

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation Q3'2024 vs Q3'2023 Financial Recap 1) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Summary Income Statement ($000s) Q3'2024 Q3'2023 Net Interest Income $ 18,242 $ 17,224 Provision for Credit Losses 2,282 82 Non-Interest Income 10,831 8,086 Non-Interest Expense 20,546 20,018 Income Before Income Taxes 6,245 5,210 Income Taxes 1,502 1,205 Net income $ 4,743 $ 4,005 Earnings Per Share Diluted Earnings Per Share $ 0.42 $ 0.35 Pre-Tax, Pre-Provision Income by Segment 1 Bank $ 6,222 $ 6,399 Wealth 653 417 Mortgage 1,652 (1,524) Pre-Tax, Pre-Provision Income $ 8,527 $ 5,292 Summary Balance Sheet Q3'2024 Q3'2023 Assets ($M) $ 2,388 $ 2,231 Loans ($M) $ 2,008 $ 1,886 Deposits ($M) $ 1,979 $ 1,809 Equity ($M) $ 167 $ 155 Assets ($M) Loans ($M) Deposits ($M) Q3'2020 Q3'2021 Q3'2022 Q3'2023 Q3'2024 $1,000 $2,000 $3,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q3'2024 HIGHLIGHTS 1) As of and for the quarter ended and year ended September 30, 2024, per October 24, 2024 press release. 2) Includes loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. For the Calendar Quarter Ended Balance Sheet ($M) Q3'2024 Q2'2024 Q1'2024 Q4'2023 Q3'2023 Total Assets $ 2,388 $ 2,352 $ 2,293 $ 2,246 $ 2,231 Total Loans & Leases² 2,055 2,043 1,985 1,921 1,909 Deposits 1,979 1,915 1,901 1,823 1,809 Equity 167 162 160 158 155 Tangible Equity / Tangible Assets3 6.87% 6.76% 6.82% 6.87% 6.79 % Net Income & Share Data ($000s) Net Income $ 4,743 $ 3,326 $ 2,676 $ 571 $ 4,005 Diluted EPS 0.42 0.30 0.24 0.05 0.35 Price per Common Share 12.64 10.52 9.92 13.90 9.80 TBV per Share 14.58 14.17 13.96 13.78 13.53 Pre-tax, Pre-Provision Income3 8,527 7,072 6,419 5,356 5,292 Common Dividends per Share 0.125 0.125 0.125 0.125 0.125 Dividend Yield (annualized) 4.0% 4.8% 5.0% 3.6% 5.1 % Payout Ratio 29.1% 41.7% 52.1% 250.0% 34.7 % Profitability (%) ROAA 0.80% 0.58% 0.47% 0.10% 0.73 % ROAE 11.41% 8.25% 6.73% 1.44% 10.17 % NIM 3.20% 3.06% 3.09% 3.18% 3.29%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation Q3'2024 INCOME STATEMENT TRENDS ($000s) Pre-tax, Pre-provision Income by Segment Q3'2023 Q2'2024 Q3'2024 Bank $ 6,399 $ 5,851 $ 6,222 Wealth 417 676 653 Mortgage (1,524) 545 1,652 Total Pre-tax, Pre-provision Income $ 5,292 $ 7,072 $ 8,527 Q1'2024 Q2'2024 Q3'2024 Net Interest Income Non-Interest Income Non-Interest Expense Pre-Tax, Pre- Provision Income Net Income $0 $5,000 $10,000 $15,000 $20,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation NET INTEREST MARGIN 3.29% 3.18% 3.09% 3.06% 3.20% 6.76% 6.81% 6.90% 6.98% 7.06% 3.63% 3.81% 4.00% 4.10% 4.05% Net Interest Margin Yield on Earning Assets Cost of Funds Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS 3.14% 2.89% 2.71% 2.76% 2.95% 2.81% 2.82% Closed and Funded - Purchase Closed and Funded - Refi Sold Volume Margin Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 $0 $60 $120 $180 $240 $300 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 Refinance (%) 13% 9% 10% 13% 16% 10% 12% Purchase (%) 87% 91% 90% 87% 84% 90% 88%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation LOAN PORTFOLIO COMPOSITION Portfolio Balance (000s) September 30, 2024 QTR* Growth % Commercial mortgage 800,938 13.2 % Commercial and industrial 363,854 12.9 % Construction 250,552 (18.4) % SBA loans 156,499 13.3 % Leases, net 86,704 (44.7) % Residential mortgage 257,604 (2.9) % Home equity 86,967 15.0 % Consumer, other 342 (29.3) % Total portfolio loans $ 2,003,460 4.1 % Commercial mortgage, 40% Consumer , 17% Construction, 13% Commercial and industrial, 18% SBA , 8% Leases, 4% Commercial - 83% Consumer - 17% (resi, home equity, other consumer) *Quarter growth annualized

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation C&I LOAN PORTFOLIO OVERVIEW C&I Portfolio By Industry as of September 30, 2024 10 Largest C&I Relationships as a % of C&I Portfolio 14% 10 Largest C&I Relationships as a % of Total Loan Portfolio 6 % Average Loan Size Outstanding of C&I Portfolio ($000s) $521 Weighted Average Risk Rating of C&I Portfolio 4.1 (pass) Manufacturing, 16.1% Other, 16.2% Health & Social Services, 9.1% RE Investment, 9.0%Professional Services, 9.7% Constr Related, 11.6% Wholesale Trade, 6.7% Financial, Insurance & RE Services, 6.4% Retail Trade, 5.9% Admin & Support, 4.3% Leisure, 3.6% Waste Mgmt & Remediation, 1.4% Total C&I Loans* $863 million *Includes owner occupied CRE of $253 million Portfolio Characteristics

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation Resi & Coml Constr, 30.1% Resi RE Inv, 28.5% Com RE Inv, 19.1% Leisure, 8.5% Construction Related, 2.3% RE & Rental Lease, 1.7% Other, 9.7% CRE LOAN PORTFOLIO OVERVIEW Total CRE Loans $797 Million* (as a % of CRE loans) *Owner occupied CRE of $253 million not included (see C&I chart) Included in CRE: • $110.2M of multi-family loans Region Amount ($000s) % of Total Philadelphia 77,454 70 % Chester County, PA 13,232 12 % Montgomery County, PA 7,634 7 % Wilmington, DE 6,578 6 % Delaware County PA 2,155 2 % Southern NJ 1,407 1 % Bucks County, PA 1,031 1 % Other 719 1% $ 110,210

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation CRE RATIOS - 100 & 300* 75% 75% 88% 96% 99% 73% 73% 127% 113% 117% 116% 110% 150% 149% 156% 184% 177% 172% 169% 234% 256% 263% 273% 271% CRE 100 Ratio CRE 300 Ratio Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Mar-24 Jun-24 Sep-24 50% 100% 150% 200% 250% 300% Increase of $120M in Construction of which $56M was Multi-family * The CRE 100 Ratio and CRE 300 Ratio consist of construction loans (100) and non-owner occupied CRE loans (300) compared to total risk-based capital at September 30, 2024.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation ASSET QUALITY TRENDS 0.02% 0.05% 0.08% 0.05% 0.05% 0.11% 0.12% 0.20% 0.11% 1.20% 1.11% 1.11% 1.32% 1.38% 1.58% 1.74% 1.68% 1.97% NCOs / Avg Loans NPAs / Assets Q3'2022 Q4'2022 Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation INTEREST RATE SENSITIVITY *as rate shifts upward and downward on the yield curve in even increments over twelve months (ramp) Calculated Increase (Decrease) in Projected Annual Net Interest Income* September 30, 2024 September 30, 2023 $ Change (000s) % Change $ Change (000s) % Change Rates up 200 bps 120,000 1.6% (51,000) (0.7) % Rates up 100 bps 71,000 1.0% (20,000) (0.3) % Rates down 100 bps (97,000) (1.3) % (91,000) (1.3) % Rates down 200 bps (188,000) (2.5) % (180,000) (2.6) % Projected Interest Sensitivity Changes as a Measure of Net Interest Income Relatively neutral

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation ACL COMPOSITION (Q3'2024 vs Q2'2024) 16 Funded ACL ($000's) Q2'2024 Funded ACL as % of Portfolio Q3'2024 Funded ACL as % of Portfolio Commercial loans (C&I, CRE, and construction) 9,078 0.65% 10,101 0.71 % Small business loans 7,498 4.95% 7,167 4.58 % Home equity lines and loans 1,114 1.33% 1,105 1.27 % Residential mortgage 1,059 0.41% 981 0.38 % Leases 2,954 3.03% 2,611 3.01 % Total Funded ACL $ 21,703 $ 21,965 ACL to Loans HFI (1) 1.10% 1.10% (1) Excludes loans held for sale and loans at FV ACL Trend 1.09% 1.13% 1.10% 1.05% 1.17% 1.19% 1.10% 1.10% ACL ACL to Loans HFI 1/1/2023 (Day 1) Q1'2023 Q2'2023 Q3'2023 Q4'2023 Q1'2024 Q2'2024 Q3'2024 $10,000 $15,000 $20,000 $25,000 0.25% 0.50% 0.75% 1.00% 1.25%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation DEPOSIT COMPOSITION Business Accounts, 51% Consumer Accounts, 12% Municipal Deposits, 11% Brokered Deposits, 26% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $2.0 billion • At September 30, 2024, 62% of business accounts and 89% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $522 thousand at September 30, 2024. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 20% at September 30, 2024. (as a % of total deposits)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation INVESTMENT PORTFOLIO COMPOSITION • Total investment securities 8.7% of total assets: – 84% Available for sale (AFS). – 16% Held-to-maturity (HTM). • Portfolio duration - 3.8 years and average life - 5.2 years. • Tax-equivalent yield - 3.8% • 12-month projected cash flow $30.1 million, or 15% of portfolio • AOCI of $5.7 million or 2.6% of Tier 1 capital. • $16.0 million securities sold in 3Q'24 and reinvested in higher rate securities - positive 152 bps impact to portfolio yield ($53k loss recognized). (1) Capital ratios reflect Meridian Bank ratios. US government agency 36.5% State & municipal - tax free 26.7% Other 13.2% US asset backed 14.9% State & municipal - taxable 7.6% Equity Securities 1.0% Total Securities $207.6 million

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation HISTORICAL FINANCIAL DATA 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q3'2024 Q2'2024 Q3'2023 2023Y 2022Y 2021Y Balance Sheet Total Assets $ 2,387,721 $ 2,351,584 $ 2,230,971 $ 2,246,193 $ 2,062,228 $ 1,713,443 Loans (1) 2,054,998 2,042,813 1,908,773 1,920,622 1,765,925 1,467,339 Deposits 1,978,927 1,915,436 1,808,645 1,823,462 1,712,479 1,446,413 Gross Loans / Deposits 103.84% 106.65% 105.54% 105.33% 103.12% 101.45 % Capital Total Equity $ 167,450 $ 162,382 $ 155,114 $ 158,022 $ 153,280 $ 165,360 Tangible Common Equity / Tangible Assets - HC (3) 6.87% 6.76% 6.79% 6.87% 7.25% 9.42 % Tangible Common Equity / Tangible Assets - Bank (3) 8.95 8.85 8.89 8.94 8.80 11.54 Tier 1 Leverage Ratio - Bank 9.32 9.33 9.65 9.46 9.95 11.51 Total Capital Ratio - Bank 11.22 10.84 11.85 11.17 11.87 14.63 Commercial Real Estate Loans / Total RBC 270.7% 275.8% 261.3% 255.9% 232.8% 167.2 % Earnings & Profitability Net Income $ 4,743 $ 3,326 $ 4,005 $ 13,243 $ 21,829 $ 35,585 ROA 0.80% 0.58% 0.73% 0.61% 1.18% 2.06 % ROE 11.41 8.25 10.17 8.53 13.87 23.74 Net Interest Margin (NIM)(TEY) 3.20 3.06 3.29 3.35 3.98 3.77 Non-Int Inc. / Avg. Assets 1.82 1.60 1.47 1.48 2.26 5.09 Efficiency Ratio 70.67% 72.89% 79.09% 76.43% 72.81% 68.65 % Asset Quality Nonaccrual Loans / Loans (1) 2.20% 1.84% 1.53% 1.76% 1.20% 1.57 % NPAs / Assets 1.97 1.68 1.38 1.58 1.11 1.34 Reserves / Loans (2) (3) 1.10 1.10 1.05 1.17 1.09 1.46 NCOs / Average Loans 0.11% 0.20% 0.05% 0.30% 0.15% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 7.06% 6.98% 6.76% 6.62% 5.02% 4.27 % Cost of Deposits 3.92 3.98 3.46 3.24 0.97 0.48 Cost of Interest-Bearing Liabilities 4.57% 4.60% 4.16% 3.97% 1.36% 0.65%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 21Meridian Corporation Allowance For Credit Losses (ACL) to Loans and Other Finance Receivables, Excluding Loans at Fair Value (dollars in thousands) September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Allowance for credit losses (GAAP) $ 21,965 $ 21,703 $ 23,171 $ 22,107 $ 19,683 Loans and other finance receivables (GAAP) 2,008,396 1,988,535 1,956,315 1,895,806 1,885,629 Less: Loans at fair value (13,965) (12,900) (13,139) (13,726) (13,231) Loans and other finance receivables, excluding loans at fair value (non-GAAP) $ 1,994,431 $ 1,975,635 $ 1,943,176 $ 1,882,080 $ 1,872,398 ACL to loans and other finance receivables, net of fees and costs (GAAP) 1.09% 1.09% 1.18% 1.17% 1.04 % ACL to loans and other finance receivables, excluding loans at fair value (non-GAAP) 1.10% 1.10% 1.19% 1.17% 1.05 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Pre-tax, Pre-provision Reconciliation Three Months Ended (Dollars in thousands, except per share data) September 30, 2024 June 30, 2024 September 30, 2023 Income before income tax expense $ 6,245 $ 4,392 $ 5,210 Provision for credit losses 2,282 2,680 82 Pre-tax, pre-provision income $ 8,527 $ 7,072 $ 5,292 Bank $ 6,222 $ 5,851 $ 6,399 Wealth 653 676 417 Mortgage 1,652 545 (1,524) Pre-tax, pre-provision income $ 8,527 $ 7,072 $ 5,292

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 22Meridian Corporation (dollars in thousands) September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 167,450 $ 162,382 $ 159,936 $ 158,022 $ 155,114 Less: Goodwill and intangible assets (3,717) (3,768) (3,819) (3,870) (3,921) Tangible common equity (non-GAAP) $ 163,733 $ 158,614 $ 156,117 $ 154,152 $ 151,193 Total assets (GAAP) $ 2,387,721 $ 2,351,584 $ 2,292,923 $ 2,246,193 $ 2,230,971 Less: Goodwill and intangible assets (3,717) (3,768) (3,819) (3,870) (3,921) Tangible assets (non-GAAP) $ 2,384,004 $ 2,347,816 $ 2,289,104 $ 2,242,323 $ 2,227,050 Tangible common equity ratio (non-GAAP) 6.87% 6.76% 6.82% 6.87% 6.79 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 217,028 $ 211,308 $ 208,319 $ 204,132 $ 201,996 Less: Goodwill and intangible assets (3,717) (3,768) (3,819) (3,870) (3,921) Tangible common equity (non-GAAP) $ 213,311 $ 207,540 $ 204,500 $ 200,262 $ 198,075 Total assets (GAAP) $ 2,385,994 $ 2,349,600 $ 2,292,894 $ 2,244,893 $ 2,232,297 Less: Goodwill and intangible assets (3,717) (3,768) (3,819) (3,870) (3,921) Tangible assets (non-GAAP) $ 2,382,277 $ 2,345,832 $ 2,289,075 $ 2,241,023 $ 2,228,376 Tangible common equity ratio (non-GAAP) 8.95% 8.85% 8.93% 8.94% 8.89 % RECONCILIATION OF NON-GAAP MEASURES